UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	June 30, 2011

Item 1 - Report to Shareholders

Morgan Stanley China A Share Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

CECAFSAN
IU11-01714P-Y06/11

INVESTMENT MANAGEMENT

Morgan Stanley

China A Share Fund, Inc.

(CAF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

June 30, 2011

Morgan Stanley China A Share Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2011, the Morgan Stanley China A Share Fund, Inc. (the "Fund") had total returns of 0.68%, based on net asset value, and -0.18% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the Morgan Stanley Capital International (MSCI) China A Index (the "Index"), which returned -1.29%, and the "China Blended Index", a custom blend of 80% of the MSCI China A Index and 20% of the MSCI China Index, which returned -0.68%. On June 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $27.30, representing a 2.7% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Since the fourth quarter of 2009, the government's policy has gradually shifted from a pro-growth stance to a tightening mode due to concerns about potential risk in local government financing vehicle (LGFV) loans, escalating asset prices and rising inflation. In late 2009, the A-share market entered into a declining trend in response to the policy shift as well as to tightening domestic liquidity, which caused the market to finish 2010 in negative territory. During the first half of 2011, the government maintained the tightening policy, while LGFV and rising inflation continued to weigh on the market, which caused the market to remain sluggish despite healthy earnings growth.

•  The Fund's outperformance for the six-month period mainly came from stock selection in the industrials, consumer discretionary and information technology sectors.

•  The Fund utilized P-notes (participation notes) to gain access to China's A-share market, and therefore our P-note exposure was intended to mirror the performance of the underlying stock. There was no leverage associated with the position which was a positive contributor to performance.

•  In contrast, the Fund's stock selections in the energy, and health care sectors were the primary performance detractors.

Management Strategies

•  The Fund seeks to achieve its investment objective of capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges, either through a licensed qualified foreign institutional investor or by gaining exposure to the A-share market through the use of derivatives.

Morgan Stanley China A Share Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

•  Over the course of the period, the Fund held overweight positions in the consumer staples, health care and consumer discretionary sectors. We believe China is likely to change its economic growth structure over the next decade, i.e. from one that is more investment and export driven to a more domestic consumption driven one. In addition, we believe that rapid income growth and continuous urbanization should not only boost volume growth but also lead to ongoing demand as consumers trade up to more expensive items and brands. Specifically, we like consumer staples with strong brand recognition and pricing power, and consumer retailers with competitive distribution networks.

•  We are positive on the health care sector as we believe expanding social medical coverage and facilities construction are likely to boost Chinese health care spending in the future.

•   We held an underweight position in the materials sector on the expectation of a slowdown in fixed-asset investment resulting from the government's tightening.

Sincerely,

Arthur Lev
President and Principal Executive Officer  July 2011

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average since the end of September 2006, the month of the Fund's inception, but below its peer group average for the one- and three-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the management fee was higher than its peer group average and the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that (i) the Fund's performance was acceptable, (ii) the Fund's management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (iii) the Fund's total expense ratio was competitive with its peer group average.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval (cont'd)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (99.5%)
Auto Components (5.1%)
Huayu Automotive Systems Co., Ltd., Class A	18,069,668	$31,203
Beverages (13.6%)
Tsingtao Brewery Co., Ltd., Class A	11,498,529	60,801
Wuliangye Yibin Co., Ltd., Class A	4,047,490	22,384
		83,185
Chemicals (4.1%)
Qinghai Salt Lake Potash Co., Ltd., Class A (a)	2,764,868	25,310
Commercial Banks (12.1%)
Agricultural Bank of China Ltd.	26,651,300	11,548
Bank of Communications Co., Ltd., Class A	15,899,884	13,634
China Merchants Bank Co., Ltd., Class A	13,623,633	27,459
China Minsheng Banking Corp. Ltd., Class A	14,863,300	13,180
Shanghai Pudong Development Bank, Class A	5,526,820	8,431
		74,252
Construction Materials (1.9%)
Gansu Qilianshan Cement Group Co., Ltd., Class A (a)	4,069,486	11,511
Electrical Equipment (2.1%)
XJ Electric Co., Ltd., Class A (a)	2,747,823	13,114
Food & Staples Retailing (4.5%)
Wuhan Zhongbai Group Co., Ltd., Class A (a)	14,635,200	27,894
Health Care Equipment & Supplies (1.3%)
Shandong Pharmaceutical Glass Co., Ltd., Class A	3,812,757	7,715
Health Care Providers & Services (7.7%)
Shanghai Pharmaceutical Co., Ltd., Class A	18,081,404	47,078
Household Durables (4.7%)
Gree Electric Appliances, Inc., Class A	7,890,236	28,737

	Shares	Value (000)
Insurance (8.3%)
China Pacific Insurance Group Co., Ltd., Class A	4,745,973	$16,487
Ping An Insurance Group Co. of China Ltd., Class A	4,631,052	34,687
		51,174
Internet Software & Services (0.6%)
Sohu.com, Inc. (a)	51,700	3,736
Machinery (10.0%)
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., Class A	5,401,410	12,902
Sany Heavy Industry Co., Ltd., Class A	9,021,405	25,243
Zhengzhou Yutong Bus Co., Ltd., Class A	6,521,430	23,353
		61,498
Metals & Mining (1.9%)
Shandong Nanshan Aluminum Co., Ltd., Class A	7,973,010	11,634
Multiline Retail (1.2%)
Hefei Department Store Group Co., Ltd., Class A	2,627,518	7,404
Oil, Gas & Consumable Fuels (6.2%)
China Petroleum & Chemical Corp., Class A	6,751,400	8,604
PetroChina Co., Ltd., Class A	5,254,232	8,863
Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A (a)	5,470,217	20,542
		38,009
Real Estate Management & Development (6.7%)
China Vanke Co., Ltd., Class A	31,430,665	41,110
Road & Rail (3.2%)
China Railway Tielong Container Logistics Co., Ltd., Class A (a)	12,191,466	19,913
Software (3.2%)
UFIDA Software Co., Ltd., Class A	6,210,874	19,883
Specialty Retail (1.1%)
Suning Appliance Co., Ltd., Class A	3,372,074	6,693
TOTAL COMMON STOCKS (Cost $541,707)		611,053

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $494)	493,770	$494
TOTAL INVESTMENTS (99.6%) (Cost $542,201) (b)		611,547
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		2,428
NET ASSETS (100.0%)		$613,975

(a)  Non-income producing security.

(b)  The approximate market value and percentage of net assets, $607,317,000 and 98.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2011. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$—	$31,203	$—	$31,203
Beverages	—	83,185	—	83,185
Chemicals	—	25,310	—	25,310
Commercial Banks	—	74,252	—	74,252
Construction Materials	—	11,511	—	11,511
Electrical Equipment	—	13,114	—	13,114
Food & Staples Retailing	—	27,894	—	27,894
Health Care Equipment & Supplies	—	7,715	—	7,715
Health Care Providers & Services	—	47,078	—	47,078

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Household Durables	$—	$28,737	$—	$28,737
Insurance	—	51,174	—	51,174
Internet Software & Services	3,736	—	—	3,736
Machinery	—	61,498	—	61,498
Metals & Mining	—	11,634	—	11,634
Multiline Retail	—	7,404	—	7,404
Oil, Gas & Consumable Fuels	—	38,009	—	38,009
Real Estate Management & Development	—	41,110	—	41,110
Road & Rail	—	19,913	—	19,913
Software	—	19,883	—	19,883
Specialty Retail	—	6,693	—	6,693
Total Common Stocks	3,736	607,317	—	611,053
Short-Term Investment — Investment Company	494	—	—	494
Total Assets	$4,230	$607,317	$—	$611,547

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2011, securities with a total value of approximately $578,216,000 transferred from Level 1 to Level 2. At June 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.1%
Beverages	13.6
Commercial Banks	12.1
Machinery	10.1
Insurance	8.4
Health Care Providers & Services	7.7
Real Estate Management & Development	6.7
Oil, Gas & Consumable Fuels	6.2
Auto Components	5.1
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011

Financial Statements

Statement of Assets and Liabilities	June 30, 2011 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $541,707)	$611,053
Investment in Security of Affiliated Issuer, at Value (Cost $494)	494
Total Investments in Securities, at Value (Cost $542,201)	611,547
Foreign Currency, at Value (Cost $3,187)	3,213
Dividends Receivable	200
Receivable from Affiliate	—	@
Other Assets	33
Total Assets	614,993
Liabilities:
Payable for Investment Advisory Fees	729
Payable for Custodian Fees	180
Payable for Administration Fees	39
Payable for Professional Fees	36
Payable for Directors' Fees and Expenses	7
Bank Overdraft	—	@
Payable for Stockholder Servicing Agent Fees	—	@
Other Liabilities	27
Total Liabilities	1,018
Net Assets
Applicable to 21,881,465 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$613,975
Net Asset Value Per Share	$28.06
Net Assets Consist of:
Common Stock	$219
Paid-in-Capital	507,823
Accumulated Net Investment Loss	(1,778)
Accumulated Net Realized Gain	38,338
Unrealized Appreciation (Depreciation) on:
Investments	69,346
Foreign Currency Translations	27
Net Assets	$613,975

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2011 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $475 of Foreign Taxes Withheld)	$3,615
Dividends from Security of Affiliated Issuer	1
Interest from Securities of Unaffiliated Issuers	20
Total Investment Income	3,636
Expenses:
Investment Advisory Fees (Note B)	4,572
Custodian Fees (Note D)	428
Administration Fees (Note C)	244
Professional Fees	87
Stockholder Reporting Expenses	40
Directors' Fees and Expenses	10
Stockholder Servicing Agent Fees	3
Other Expenses	27
Total Expenses	5,411
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	5,410
Net Investment Loss	(1,774)
Realized Gain (Loss):
Investments Sold	30,548
Foreign Currency Transactions	269
Net Realized Gain	30,817
Change in Unrealized Appreciation (Depreciation):
Investments	(24,744)
Foreign Currency Translations	(87)
Net Change in Unrealized Appreciation (Depreciation)	(24,831)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,986
Net Increase in Net Assets Resulting from Operations	$4,212

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2011 (unaudited) (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,774)	$(3,739)
Net Realized Gain	30,817	14,861
Net Change in Unrealized Appreciation (Depreciation)	(24,831)	(36,538)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,212	(25,416)
Distributions from and/or in Excess of:
Net Realized Gain	—	(37,518)
Total Distributions	—	(37,518)
Capital Share Transactions:
Common Stock Issued Through Rights Offering (0 and 5,440,904 shares, net of expenses $0 and $5,585,000)	—	138,327
Reinvestment of Distributions (0 and 117,847 shares)	—	3,407
Expenses Recouped/(Incurred) from the 2010 and 2009 Rights Offerings	(72)	14
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(72)	141,748
Total Increase	4,140	78,814
Net Assets:
Beginning of Period	609,835	531,021
End of Period (Including Accumulated Net Investment Loss of $(1,778) and $(4))	$613,975	$609,835

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,				Period from September 28, 2006^ to December 31,
	2011 (unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$27.87		$32.53	$20.48	$68.22	$26.71	$19.10
Net Investment Loss†	(0.08)		(0.21)	(0.17)	(0.10)	(0.31)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.27		(1.74)	16.68	(41.78)	51.43	7.66
Total from Investment Operations	0.19		(1.95)	16.51	(41.88)	51.12	7.61
Distributions from and/or in excess of:
Net Investment Income	—		—	—	(0.16)	(0.16)	—
Net Realized Gain	—		(1.72)	(4.26)	(5.70)	(9.45)	—
Total Distributions	—		(1.72)	(4.26)	(5.86)	(9.61)	—
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		(0.99)	(0.20)	—	—	—
Net Asset Value, End of Period	$28.06		$27.87	$32.53	$20.48	$68.22	$26.71
Per Share Market Value, End of Period	$27.30		$27.35	$31.37	$20.45	$50.51	$31.00
TOTAL INVESTMENT RETURN:
Market Value	(0.18	)%#	(7.55)%	77.80%	(51.22)%	99.63%	55.00	%#
Net Asset Value(1)	0.68	%#	(9.15)%	84.28%	(63.87)%	212.93%	39.84	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$613,975		$609,835	$531,021	$270,482	$893,878	$349,980
Ratio of Expenses to Average Net Assets	1.77	%+*	1.78%+	1.74%+	1.80%+	1.73%+	1.98	%*
Ratio of Net Investment Income to Average Net Assets	(0.58	)%+*	(0.74)%+	(0.55)%+	(0.24)%+	(0.58)%+	(0.93	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	24	%#	94%	146%	79%	64%	14	%#

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the "Fund") was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek capital growth. The Fund seeks to achieve its investment objective primarily through investments in A- shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi, and currently only Chinese domestic investors and certain Qualified Foreign Institutional Investors ("QFII") are allowed to trade A-shares. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). There is no guarantee that the A-share Quota will not be modified in the future.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

  In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

3.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

4.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Investment Advisory/Sub-Advisory Fees: The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund's average weekly net assets.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$20,106	$17,411	$45,021	$24,558

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating loss, and distribution redesignations resulted in the following reclassifications among the components of net assets at December 31, 2010:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$3,739	$(3,738)	$(1)

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,337	$4,697

At June 30, 2011, the U.S. Federal income tax cost basis of investments was approximately $542,201,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $69,346,000 of which $85,578,000 related to appreciated securities and $16,232,000 related to depreciated securities.

F.  Security Transactions and Transactions with Affiliates:  During the six months ended June 30, 2011, the Fund made purchases and sales totaling approximately $149,138,000 and $144,763,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2011, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds. during the six months ended June 30, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Value June 30, 2011 (000)
$5,490	$4,079	$9,075	$1	$494

G.  Other: Under the Income Tax Law of the People's Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect in China in 1991, the Fund's income from dividends and profit distributions of companies from Chinese sources is generally subject to Chinese withholding tax at a rate of 20%, absent an applicable tax treaty. This withholding tax rate was reduced by subsequent notice from 20% to 10% for specified types of income recognized after January 1, 2000, including interest, absent an applicable tax treaty. The practice of the Chinese tax authorities suggests a 10% withholding tax rate has been accepted for capital gain income. Unless another exception applies, dividends and gains recognized by a foreign enterprise in connection with the holding or disposition of Chinese securities would generally be subject to a 10% withholding tax. An additional notice issued on July 21, 1993 by the State Tax Bureau provides, inter alia, that dividends received by foreign investors in respect of their holdings of ''B'' shares issued by Chinese companies will not be subject to income tax until a new tax law is promulgated. Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any ''B'' shares are not currently subject to any income tax in China. However, pursuant to the same notice, if such gains were realized by the Fund through a permanent establishment or office in China, it will form part of the taxable

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

profit of such permanent establishment or office, although losses realized will also be available to offset such gains. In view of this notice and the absence of any guidance regarding the taxation of QFII transactions, withholding agents for QFII accounts (such as the Sub-Custodian) have generally not withheld taxes on dividend payments on, or gains derived with respect to the sale of, A Shares. This practice of treating QFII investments in A Shares the same as other foreign enterprise investments in B Shares for tax purposes is not based on any published legal authority. There can be no assurance that the Chinese tax authorities will treat foreign enterprise investments in A Shares through an A-share Quota in the same manner as foreign enterprise investments in B Shares. Further, the exemption for B shares was repealed when the new corporate income tax (CIT) law became effective as of January 1, 2008. Accordingly, investors investing in publicly-listed B shares of Chinese companies would be subject to the 10% Chinese withholding tax unless an applicable tax treaty protection is available. In the event gains with respect to A Share investments are subject to the 10% withholding tax described above, it may have retroactive effect. The Fund believes it can avail itself of the U.S. — China tax treaty protection, as such, it is more likely than not that no tax will be assessed.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. Since the inception of the program, the Fund did not repurchase any of its shares.

On August 25, 2010, the Fund commenced a rights offering and issued to stockholders of record as of August 18, 2010 one right for each share of common stock held. The rights were transferable and were listed on the New York Stock Exchange. The rights entitled holders to subscribe for an aggregate of 5,440,904 shares of the Fund's common stock. The offer expired on September 24, 2010. Pursuant to this offering, the Fund sold 5,440,904 shares at the subscription price per share of $26.45, representing 90% of the net asset value per share of the Fund's common stock on the New York Stock Exchange on the expiration date. The total proceeds of the rights offering were $143,911,911 and the Fund incurred costs associated with the offering of approximately $5,585,000. Approximately $5,040,000 was paid to Morgan Stanley & Co. Incorporated, for their role as the Dealer Manager for the offer.

H.  Results of Annual Meeting of Stockholders: On June 30, 2011, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Kathleen A Dennis	14,504,849	367,479
Joseph J Kearns	14,446,577	423,751
Michael E Nugent	14,486,014	384,314
Fergus Reid	14,432,196	438,132

I.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James Cheng and Homiyar Vasania, each a Managing Director of the Sub-Adviser.

Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and began managing the Fund at its inception in September 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Vasania has been associated with the Sub-Adviser in an investment management capacity since 2000 and began managing the Fund at its inception in September 2006.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Investment Policy (cont'd)

closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Investment Policy (cont'd)

CFDs.  A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

Dividend Reinvestment

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010
1 (800) 231-2608

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ''cookies.'' ''Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information,

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley China A Share Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — January 2011			N/A	N/A
mo-da-year — February 2011			N/A	N/A
mo-da-year — March 2011			N/A	N/A
mo-da-year — April 2011			N/A	N/A
mo-da-year — May 2011			N/A	N/A
mo-da-year — June 2011			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 25, 2011